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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 0-24230) of Fiberstars, Inc. of our reports dated March 30, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 16, 2001

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CONSENT OF INDEPENDENT ACCOUNTANTS